AFL-CIO Housing Investment Trust (HIT)

The HIT is a $7.0 billion open ended mutual fund available to eligible institutional investors. For over 35 years, the HIT has demonstrated that it is possible to achieve competitive fixed income returns for working people, while creating good union jobs, improving the nation's housing stock and fostering community development. With 40 projects in or pre-construction*, the HIT's investments can generate the type of broad economic impacts that are so critical to the economic recovery post pandemic, in addition to the on-going housing affordability challenges.

One such project is Ya Po Ah Terrace in Eugene, OR. The HIT committed $15.3 million to finance the $61.4 million substantial rehabilitation of the project, which recently reached completion. Ya Po Ah Terrace is a mixed-income seniors' housing apartment building constructed in 1967. Ya Po Ah Terrace, which means "very high place" in the language of the Kalapuya Indians who once inhabited the Willamette Valley, is the tallest building in Eugene. The project sponsor, Evergreen Union Retirement Association, is closely related to the Union Labor Retirement Association (ULRA). The ULRA was organized by labor leaders in the Portland Building Trades in 1962 as a non-profit providing housing and related facilities specially designed to meet the physical, social and psychological needs of seniors. Additional information on Ya Po Ah Terrace can be found on the HIT's website at https://www.aflcio-hit.com/wp-content/uploads/2020/02/yapoah_terrace.pdf.

* Includes projects receiving New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. All data current as of June 30, 2021. Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.